WINSLOW GREEN GROWTH FUND

                         Supplement dated June 15, 2005
                         to Prospectus dated May 2, 2005

Adams Harkness Asset Management, Inc. ("AHAM") services as the Fund's investment adviser through its primary asset management division, Winslow Management Company ("WMC") pursuant to an Investment Advisory Agreement between Forum Funds (the "Trust") and AHAM with respect to the Fund (the "AHAM Agreement"). On or about September 30, 2005, AHAM, at the direction of its parent corporation, Adams Harkness Financial Group, Inc., will sell to Winslow Management Company, LLC ("Winslow"), all assets of WMC (the "Sale"). Since the Sale will result in a change in control of the Fund's investment adviser and an assignment and termination of the AHAM Agreement with the Trust pursuant to the terms of the agreement, the Trust's Board of Trustees unanimously approved a new Investment Advisory Agreement between the Trust and Winslow (the "Winslow Agreement") to become effective upon consummation of the Sale, subject to approval by the Fund's shareholders at a special meeting scheduled for August 2005. The terms, including the advisory fee, of the Winslow Agreement, are identical to those of the AHAM Agreement and no change in the Trust's portfolio managers will result from the Sale or the Board of Trustee's approval of the Winslow Agreement.




                       PLEASE RETAIN FOR FUTURE REFERENCE.